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                                                                  Exhibit 23.3


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 7, 1996 included in this Form 10-K into the Company's previously filed Registration Statement File No. 33- 56693.





                                                ARTHUR ANDERSEN L.L.P.



Houston, Texas
March 20, 1996